UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 18, 2025

ZAPATA COMPUTING HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-41218	98-1578373
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Zapata Computing Inc.
6 Liberty Square, #2488

Boston, MA 02109

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (857) 367-9002

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the disclosure set forth in Items 5.03 and 8.01 of this Current Report on Form 8-K are incorporated herein by reference. The securities issued in the transactions referred to in this Current Report on Form 8-K were issued and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereunder.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 18, 2025, Zapata Computing Holdings, Inc. (the “Company”) filed the Certificate of Designations of Preferences, Rights and Limitations (the “Certificate of Designations”) of the Series C Convertible Preferred Stock of the Company (the “Series C”) with the Delaware Secretary of State designating and authorizing the issuance of up to 13,000 shares of Series C. The material terms of the Series C are summarized as follows.

Each share of Series C is convertible into 1,000 shares of common stock of the Company at the election of the holder, subject to certain adjustments and to beneficial ownership limitations. Each share of Series C shall be entitled to vote with the Company’s common stock on an as-converted basis, subject to beneficial ownership limitations. The holders of Series C shall rank pari passu with the holders of common stock with respect to any liquidation, dissolution or winding up of the Company.

The foregoing description of the Certificate of Designations does not purport to be complete, and is qualified in its entirety by the complete text of the Certificate of Designations, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On July 22, 2025, the Company issued a total of 11,983 shares of the Company’s Series C (convertible into up to 11,983,000 shares of common stock) to two creditors in exchange for a total of $4,428,542 of accounts payable and other liabilities pursuant to conversion agreements between the Company and such creditors which were previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 18, 2025.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
4.1	Certificate of Designations of Preferences, Rights and Limitations of the Series C Convertible Preferred Stock				Filed
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)				Filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2025

ZAPATA COMPUTING HOLDINGS, INC.

By:	/s/ Sumit Kapur
Sumit Kapur, Chief Executive Officer